Exhibit 13

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of WMC Resources Limited, an Australian corporation (the “Company”), hereby certifies that:

The Annual Report on Form 20-F for the year ended December 31, 2003 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 28, 2004	/s/ Andrew G. Michelmore
	Name:	Andrew G. Michelmore
	Title:	Chief Executive Officer

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of WMC Resources Limited, an Australian corporation (the “Company”), hereby certifies that:

The Annual Report on Form 20-F for the year ended December 31, 2003 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 28, 2004	/s/ Bruce R. Brook
	Name:	Bruce R. Brook
	Title:	Chief Financial Officer

2